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                                                           EXHIBIT No. EX-99.Q.1

                                POWER OF ATTORNEY

     I, Walter E. Auch, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen Fleischer, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                         TITLE                    DATE
         ---------                         -----                    -----
/s/ Walter E. Auch                        Trustee              December 14, 2004
------------------------
Walter E. Auch

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                                POWER OF ATTORNEY

     I, Frank K. Reilly, Chairman and Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen Fleischer, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Chairman and Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                         TITLE                    DATE
         ---------                         -----                    -----
/s/ Frank K. Reilly                       Trustee              December 14, 2004
------------------------
Frank K. Reilly

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                                POWER OF ATTORNEY

     I, Edward M. Roob, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen Fleischer, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                         TITLE                    DATE
         ---------                         -----                    -----
/s/ Edward M. Roob                        Trustee              December 14, 2004
------------------------
Edward M. Roob

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                                POWER OF ATTORNEY

     I, Adela Cepeda, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen Fleischer, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                         TITLE                    DATE
         ---------                         -----                    -----
/s/ Adela Cepeda                          Trustee              December 14, 2004
------------------------
Adela Cepeda

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                                POWER OF ATTORNEY

     I, J. Mikesell Thomas, Trustee of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen Fleischer, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Trustee of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                         TITLE                    DATE
         ---------                         -----                    -----
/s/ J. Mikesell Thomas                    Trustee              December 14, 2004
------------------------
J. Mikesell Thomas

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                                POWER OF ATTORNEY

     I, Joseph T. Malone, Treasurer and Principal Accounting Officer of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen Fleischer, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as Treasurer and Principal Accounting Officer of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                         TITLE                    DATE
         ---------                         -----                    -----
/s/ Joseph T. Malone                 Treasurer and Principal   December 14, 2004
------------------------               Accounting Officer
Joseph T. Malone

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                                POWER OF ATTORNEY

     I, Joseph A. Varnas, President of The UBS Funds, UBS Relationship Funds and SMA Relationship Trust (each a "Trust"), hereby constitute and appoint Mark F. Kemper, Keith A. Weller, James Capezzuto, Mary Capasso, Michael Calhoun, Stephen Fleischer, Bruce G. Leto, Mark A. Sheehan and Jana L. Cresswell, and each of them singly, my true and lawful attorneys, with full power to sign for me, in my name and in my capacity as President of the Trusts, any amendments to the current registration statements of the Trusts on Form N-1A (as filed with the Securities and Exchange Commission) and any registration statements of the Trusts on Form N-14, or any amendments thereto, to be filed with the Securities and Exchange Commission, and all instruments necessary or desirable in connection therewith, and hereby ratify and confirm my signature as it may be signed by said attorneys to these registration statements, amendments to such registration statements and other instruments.

         SIGNATURE                         TITLE                    DATE
         ---------                         -----                    -----
/s/ Joseph A. Varnas                      President            December 14, 2004
------------------------
Joseph A. Varnas